Related party transactions	12 Months Ended
Dec. 31, 2025
EBP 006 [Member]
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related party transactions

Note 3 - Related party transactions:

The Trustee is provided with the direction to invest, sell, dispose of or otherwise deal with such assets held in trust based on the most recent agreement effective October 1, 2008 with the Company. Certain Plan investments are in shares of mutual funds, a money market fund, and a collective trust managed by the Trustee and, therefore, these transactions qualify as party-in-interest transactions. The Company is also a party-in-interest to the Plan under the definition provided in Section 3(14) of ERISA. Therefore, the Company’s common stock transactions qualify as party-in-interest transactions.